SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934
                     (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

               Collins & Aikman Corporation
     (Name of Registrant as Specified In Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:


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                COLLINS & AIKMAN CORPORATION
                   701 McCullough Drive
              Charlotte, North Carolina 28262

            SUPPLEMENT DATED AS OF JUNE 9, 1995
                           TO
           PROXY STATEMENT MAILED TO STOCKHOLDERS
                 ON OR ABOUT MAY 31, 1995



  The purpose of this Supplement dated as of June 9, 1995 (this "Supplement") to the Proxy Statement of Collins & Aikman Corporation (the "Company") mailed to stockholders of the Company on or about May 31, 1995 (the "May 1995 Proxy Statement") is to inform stockholders of recent changes occurring in the Board of Directors of the Company, including a change in one of the nominees for election to the Board of Directors at the 1995 Annual Meeting of Stockholders or any adjournment or postponement thereof. A GREEN proxy card is enclosed reflecting the change in nominee. This Supplement should be read in conjunction with the May 1995 Proxy Statement and hereby supplements the May 1995 Proxy Statement as provided herein. Capitalized terms used in this Supplement and not otherwise defined shall have the meanings given them in the May 1995 Proxy Statement.

  Bruce Wasserstein resigned as a director of the Company on June 2, 1995. Pursuant to the Company's Restated Certificate of Incorporation, on June 2, 1995, WP Partners designated George L. Majoros, Jr. to fill the vacancy created by Mr. Wasserstein's resignation. Accordingly, on June 2, 1995, George L. Majoros, Jr. became a Class I director. On June 6, 1995, the Nominating Committee of the Board of Directors nominated Mr. Majoros as the nominee for election at the Meeting in place of Mr. Wasserstein. On June 6, 1995, the Board of Directors appointed Randall J. Weisenburger, a Class III director, to serve as Co-Chairman of the Board of Directors together with David A. Stockman, who has been Co-Chairman since July 1993.

  In addition, effective June 2, 1995, the Nominating Committee elected
Warren B. Rudman to the Board of Directors of the Company as a Class II director with a term expiring at the 1996 Annual Meeting. Mr. Rudman was appointed by the Board of Directors on June 6, 1995 to the Audit Committee.
Mr. Rudman and Mr. Majoros, as directors that are not salaried employees of the Company, will serve on the Nominating Committee pursuant to the Restated Certificate of Incorporation of the Company.

  Neither Mr. Majoros nor Mr. Rudman is related to any executive officer or other director of the Company by blood, marriage or adoption. As of June 6, 1995, Mr. Majoros beneficially owns 2,000 shares of Common Stock and Mr. Rudman beneficially owns no shares of Common Stock. Mr. Majoros does not have or share the power to vote or dispose of the shares of Common Stock held directly by the Wasserstein L.L.C. (although he is an officer of WP Management). Neither Mr. Majoros nor Mr. Rudman has received a grant of stock options under the Directors Plan, although Mr. Rudman is an Eligible Director under the Directors Plan.

  The following sets forth, as of June 6, 1995, the name, age and principal occupation or employment during the last five years of Mr. Majoros, a Class I director and a nominee for election at the Meeting, and Mr. Rudman, a Class II director.

    GEORGE L. MAJOROS, JR., 33, has been a director of the Company since
  June 1995. Mr. Majoros has been a Director of WP & Co. since December 1994. Mr. Majoros was a Vice President of WP & Co. from February 1993 until December 1994. Prior to that, Mr. Majoros was an attorney in the law firm of Jones, Day, Reavis & Pogue. Mr. Majoros is also Vice Chairman and a director of the Yardley Lentheric Group and a director of Maybelline, Inc.


                                    1


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    WARREN B. RUDMAN, 65, has been a director of the Company since June 1995.
  Mr. Rudman has been a partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison since January 1993. Mr. Rudman served as a United States Senator from New Hampshire from 1980 through 1992 and as Attorney General of New Hampshire from 1970 until 1976. Mr. Rudman is also a director of the Chubb Corporation and the Raytheon Company and an independent trustee of several mutual funds of the Dreyfus Corporation.

  In addition, please note that Dean Robert C. Clark was incorrectly identified in the May 1995 Proxy Statement as a Class II director. Mr. Clark is a
Class III director whose term expires at the 1997 Annual Meeting.

MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF MESSRS. HANNAH, SCHWARZMAN AND MAJOROS.

  If you have not already returned the WHITE proxy card which was mailed to you with the May 1995 Proxy Statement, please discard it and use the enclosed GREEN proxy card. Even if you have already returned the WHITE proxy card, please take a moment and mark, sign, date and promptly mail the enclosed GREEN proxy card. (No postage stamp is necessary if mailed in the United States.) If the Company receives a duly executed GREEN proxy card from a stockholder prior to the Meeting, any proxy previously granted by the stockholder pursuant to a WHITE proxy card will be, without further action, revoked. IF THE COMPANY RECEIVES ONLY A DULY EXECUTED WHITE PROXY CARD FROM
A STOCKHOLDER, SUCH PROXY WILL CONTINUE TO BE EFFECTIVE AND WILL BE VOTED
FOR THE ELECTION OF MESSRS. HANNAH, SCHWARZMAN AND MAJOROS UNLESS CONTRARY INSTRUCTIONS ARE SET FORTH ON THE PROXY CARD.

  If you have any questions or require an additional copy of the May 1995 Proxy Statement, please contact Georgeson & Company Inc., the Company's proxy solicitor, at (800)223-2064. You may also contact the Company's Director-Investor Relations at (704)548-2370.

                                    By Order of the Board of Directors,


                                    /s/ Elizabeth R. Philipp
                                    Elizabeth R. Philipp
                                    Secretary

  PLEASE MARK, SIGN AND DATE THE ENCLOSED GREEN PROXY CARD AND MAIL IT PROMPTLY. NO POSTAGE STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.



  This Supplement and the accompanying GREEN proxy card are being mailed to stockholders commencing on or about June 9, 1995.

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

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                                  APPENDIX

                          COLLINS & AIKMAN CORPORATION
P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 1995
                  AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF
    The undersigned hereby appoints Thomas E. Hannah, David A. Stockman, and Randall J. Weisenburger (the "Agents") as proxies (each with the power to act alone and to appoint a substitute) and hereby authorizes each of them to represent and to vote, as designated hereon, all the shares of Common Stock, par value $0.01 per share, of Collins & Aikman Corporation (the "Company"), held of record by the undersigned at the close of business on May 26, 1995, at the Annual Meeting of Stockholders of the Company to be held on June 29, 1995, at 11:00 a.m., Eastern Daylight Savings Time, and at any adjournment or postponement thereof, on the proposals referred to below and on the reverse side.
    THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR PROPOSAL (I) AND FOR PROPOSAL (II).
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL (I) AND FOR PROPOSAL
(II).
    THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN AND DIRECTS THE AGENTS TO VOTE AS FOLLOWS:

    PROPOSAL (I) Election of the following Nominees as Directors: Thomas E. Hannah, Stephen A. Schwarzman and George L. Majoros, Jr.

[]  FOR all Nominees (except as         []  WITHHOLD AUTHORITY (for all         []  If you wish to withhold authority
indicated)                              nominees)                               to vote for any nominee(s), write his
                                                                                    (their) name(s), on the lines
                                                                                    below.

            Continued, and to be signed and dated, on reverse side.

    PROPOSAL (II) Approval and Ratification of the 1994 Directors Stock Option Plan.
[]  FOR Proposal (II)        []  AGAINST Proposal (II)        []  ABSTAIN
    In their discretion, the Agents are authorized to vote on any other matters as may properly come before the meeting or any adjournment or postponement thereof.

                                              The undersigned hereby ratifies
                                              and confirms all that these Agents
                                              may do by virtue hereof and hereby
                                              acknowledges receipt of the Notice
                                              of Annual Meeting of Stockholders
                                              and the Proxy Statement and
                                              Supplement thereto.

                                              Dated                       , 1995
                                                        Signature(s)*
                                              *Please sign your name(s) exactly
                                              as it (they) appear(s) opposite.
                                              When shares are held by joint
                                              owners, all should sign. When
                                              signing as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If a corporation, please
                                              sign in full corporate name by
                                              president or other authorized
                                              officer and indicate title. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person and indicate title.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.                                     VOTES SHOULD BE INDICATED
                                              (X) IN BLACK OR BLUE INK.
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